NVEST STAR ADVISERS FUND
                           NVEST STAR WORLDWIDE FUND


Supplement dated October 30, 2000 to Nvest Star Funds Prospectuses Classes A, B
                    and C and Class Y each dated May 1, 2000


Effective immediately, Edward S. Loeb joins Robert J. Sanborn as co-manager of the Harris Associates segment of the Star Advisers Fund and the Harris Associates U.S. segment of the Star Worldwide Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Prior to becoming Director of Institutional Portfolios, Mr. Loeb served as Vice President in charge of Harris Associates' Investment Advisory Department. He is also a Chartered Financial Analyst. In addition to his 12 years of investment experience, Mr. Loeb holds an M.M. from Northwestern University and a B.A. from Princeton University.

                                                                      SP118-1000

               Supplement dated October 30, 2000 to the currently
          effective Prospectus and Statement of Additional Information of each of the funds listed below

                                  STOCK FUNDS
                                  -----------
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                              Kobrick Growth Fund
                              Nvest Balanced Fund
                              Nvest Bullseye Fund
                           Nvest Capital Growth Fund
                            Nvest Equity Income Fund
                          Nvest Growth and Income Fund
                               Nvest Growth Fund
                        Nvest International Equity Fund
                            Nvest Star Advisers Fund
                           Nvest Star Small Cap Fund
                             Nvest Star Value Fund
                           Nvest Star Worldwide Fund

                                   BOND FUNDS
                                   ----------
                             Nvest Bond Income Fund
                        Nvest Government Securities Fund
                             Nvest High Income Fund
              Nvest Intermediate Term Tax Free Fund of California
                    Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                          Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                          Nvest Strategic Income Fund

                               MONEY MARKET FUNDS
                               ------------------
                         Nvest Cash Management Trust -
                              Money Market Series
                      Nvest Tax Exempt Money Market Trust

     CDC Asset Management, the investment management arm of France's Caisse des Depots Group, has completed its acquisition of Nvest, L.P. and Nvest Companies, L.P. As a result CDC Asset Management owns, directly or indirectly, a control-

                         CONTINUED ON THE REVERSE SIDE
ling interest in certain Nvest affiliates, namely, Nvest Funds Management, L.P.; Back Bay Advisors, L.P.; Capital Growth Management Limited Partnership; Harris Associates L.P.; Jurika & Voyles, L.P.; Kobrick Funds LLC; Loomis, Sayles & Company, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment Advisors, L.P. (collectively, the "Nvest Affiliates"), each of which serves as investment adviser or sub-adviser to one or more of the above-named funds.

     The Nvest-CDC Asset Management transaction involved a change of ownership of Nvest which may be deemed to have caused a "change of control" of the Nvest Affiliates, even though the Nvest Affiliates' operations did not change as a result. As required by the Investment Company Act of 1940, which regulates investment companies such as your Fund, each Fund's shareholders approved new investment advisory and/or sub-advisory agreement(s) for the Fund to assure that there is no interruption in the services the Nvest Affiliates provide to the Fund. Each new investment advisory and sub-advisory agreement is effective as of October 30, 2000.


                                                                      SP119-1000

                                NVEST STAR FUNDS

       Supplement dated October 30, 2000 to Nvest Star Funds Prospectuses
             Classes A, B and C and Class Y each dated May 1, 2000

             NVEST STAR ADVISERS FUND AND NVEST STAR WORLDWIDE FUND
Effective immediately, Edward S. Loeb joins Robert J. Sanborn as co-manager of the Harris Associates segment of the Star Advisers Fund and the Harris Associates U.S. segment of the Star Worldwide Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Prior to becoming Director of Institutional Portfolios, Mr. Loeb served as Vice President in charge of Harris Associates' Investment Advisory Department. He is also a Chartered Financial Analyst. In addition to his 12 years of investment experience, Mr. Loeb holds an M.M. from Northwestern University and a B.A. from Princeton University.

                            NVEST STAR ADVISERS FUND
Effective September 30, 2000, Michael Dugas is an Assistant Portfolio Manager of the segment of the Fund managed by Janus. Warren Lammert remains Portfolio Manager of this segment. Mr. Dugas joined Janus in 1993. He is also Assistant Portfolio Manager of Janus Mercury Fund. Prior to joining Janus, he was a senior auditor at PricewaterhouseCoopers, and controller of the U.S. branch of a European manufacturing firm. Mr. Dugas holds an M.B.A. from the University of Texas, a B.A. from Louisiana State University and has 7 years of investment experience.

                                                   CONTINUED ON THE REVERSE SIDE
                                                                      SP120-1000

Effective August 1, 2000, Joseph Gatz remains the lead portfolio manager and Daniel Thelen remains a co-portfolio manager for the segment of the Fund managed by Loomis Sayles.

NVEST STAR VALUE FUND
Effective August 1, 2000, Margaret Buescher is the sole portfolio manager for the segment of the Fund managed by Vaughan, Nelson, Scarborough & McCullough.

NVEST STAR SMALL CAP FUND
Effective July 1, 2000, Clyde S. McGregor, C.F.A., has become co-portfolio manager of the Harris Associates segment of Nvest Star Small Cap Fund, joining James P. Benson, who has managed the segment since November 1999. Mr. McGregor, who has replaced Steven J. Reid, joined Harris Associates as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).